SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 28, 2006

                            COLONIAL BANKSHARES, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

         Federal                     0-51385                      90-0183739
  --------------------------   ---------------------           ---------------
(State or Other Jurisdiction)  (Commission File No.)          (I.R.S. Employer
      of Incorporation)                                      Identification No.)


85 West Broad Street, Bridgeton, New Jersey                          08302
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (856) 451-5800
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events
                  ------------

     On November 28, 2006, Colonial Bankshares, Inc. announced the completion of a stock repurchase program. The press release announcing the completion of the program is attached as Exhibit 99 to this report.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

     The Index of Exhibits immediately precedes the attached exhibits.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    COLONIAL BANKSHARES, INC.



DATE: November 28, 2006             By:    /s/ Edward J. Geletka
                                           -------------------------------------
                                           Edward J. Geletka
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibits are furnished as part of this report:

         Exhibit No.                        Description
         -----------                        -----------

            99                      Press release dated November 28, 2006